UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

DOLBY LABORATORIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! DOLBY LABORATORIES, INC. 2025 Annual Meeting Vote by February 03, 2025 11:59 PM ET Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 1 OF 2 322,224 30# 148,294 Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 FLASHID-JOB# You invested in DOLBY LABORATORIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on February 04, 2025. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 21, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com XXXX XXXX XXXX XXXX Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* February 04, 2025 10:30 AM PST Via live webcast accessible at: meetnow.global/M66FQT7 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. DOLBY LABORATORIES, INC. 2025 Annual Meeting Vote by February 03, 2025 11:59 PM ET Voting Items Board Recommends 1. Election of Directors Nominees: 01 Kevin Yeaman For 02 Peter Gotcher For 03 David Dolby For 04 Tony Prophet For 05 Emily Rollins For 06 Simon Segars For 07 Anjali Sud For 08 Avadis Tevanian, Jr. For 2 An advisory vote to approve Named Executive Officer compensation. For 3 An advisory vote on the frequency of future advisory votes to approve Named Executive Officer compensation. Year 4 Amendment of the Company’s Amended and Restated Certificate of Incorporation to provide for officer exculpation For as permitted by Delaware law. 5 Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for For the fiscal year ending September 26, 2025. NOTE: Such other business as may properly come before the meeting and any postponement, adjournment or continuation thereof. Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. FLASHID-JOB# 1.00000 322,224 148,294